UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37636 (Commission File Number)	26-4278917 (IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 3, 2017, Philip D. Eigenmann, Senior Vice President and Global Controller of Match Group, Inc. (the “Company”), was appointed Chief Accounting Officer of the Company. Mr. Eigenmann succeeds Sandra J. Martin, who will remain with the Company through the end of the year to assist with transition.
Mr. Eigenmann, age 47, has held positions of increasing responsibility with the Company and its predecessors since May 2006, providing leadership to the accounting organization through a variety of acquisitions and organic growth. Most recently, Mr. Eigenmann served as the Company’s Senior Vice President and Global Controller since February 2016. Prior to that, Mr. Eigenmann served as Vice President and Global Controller of the Company since December 2009. Prior to joining us, Mr. Eigenmann held various finance and accounting leadership roles with AMX Corporation, a worldwide leader in advanced control and automation technology for commercial and residential markets, which was publicly traded on Nasdaq until its acquisition by The Duchossois Group in 2005. Mr. Eigenmann began his career in the audit practice of Ernst & Young in Dallas, Texas. He received a BBA in Accounting from Texas A&M University, and is a certified public accountant in the State of Texas.
On November 7, 2017, the Compensation and Human Resources Committee of the Board of Directors of the Company approved (i) an annual salary for Mr. Eigenmann of $300,000, effective as of November 3, 2017, and (ii) the award to Mr. Eigenmann, pursuant to the terms of the Company’s 2017 Stock and Annual Incentive Plan and effective as of November 7, 2017 (the “Grant Date”) of 40,000 Company stock options that vest in equal installments on the first four anniversaries of the Grant Date, subject to Mr. Eigenmann’s continued employment with the Company through the applicable vesting date. The exercise price for the stock options is the closing price of the Company’s common stock on the Grant Date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jared F. Sine
Jared F. Sine
General Counsel & Secretary

Date: November 7, 2017